UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2013 (August 14, 2013)

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 Park Oaks Drive, Suite 200

Tampa, Florida 33610

(Address of principal executive offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 14, 2013, the Board of Directors of Quality Distribution, Inc. (the “Company”) amended the Amended and Restated By-Laws of the Company. The amendments empower the Company’s newly appointed lead independent director and its Chief Executive Officer, in addition to all of those persons who are currently so empowered, to call special meetings of the Board of Directors. The Amended and Restated By-Laws of the Company are otherwise unchanged.

The foregoing description is qualified in its entirety by reference to the Amendment to Amended and Restated By-Laws of the Company, a copy of which is filed as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated August 15, 2013, which contains information regarding the Company’s newly appointed lead independent director and Chairman of the Board.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated in any filing under the Securities Act of 1933 or the Securities Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The previously announced contingent resignations as directors of M. Ali Rashid and Thomas M. White, Chairman of the Board, became effective on August 14, 2013. Gary R. Enzor, our Chief Executive Officer, has been appointed Chairman of the Board. Alan H. Schumacher, who has served on our Board of Directors since 2004, has been appointed to the newly created role of lead independent director. As lead independent director, Mr. Schumacher will lead executive sessions of the independent directors of the Board, will have the authority to call special meetings of the Board of Directors and will have other powers and authority designed to facilitate the independence and proper functioning of the Board of Directors.

Also in connection with the previously announced resignations of Messrs. Rashid and White, the Board of Directors committee compositions have changed. The compensation committee is now comprised of: Richard B. Marchese, Thomas R. Miklich and Mr. Schumacher, with Mr. Miklich serving as chairman. The Board has determined that each member of the compensation committee is independent and satisfies the further independence requirements for compensation committee members expected to become effective in 2014, all within the meaning of applicable NASDAQ rules. The corporate governance committee is now comprised of: Mr. Miklich, Annette M. Sandberg and Mr. Schumacher, with Ms. Sandberg serving as chairman. The Board has determined that each member of the corporate governance committee is independent within the meaning of applicable NASDAQ rules. The composition of the audit committee is unchanged while the executive committee has been dissolved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

3.1	Amendment to Amended and Restated By-Laws of Quality Distribution, Inc.

99.1	Press Release of Quality Distribution, Inc. dated August 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC.
(Registrant)

Dated: August 15, 2013	By:	/s/ John T. Wilson
	Name:	John T. Wilson
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.1	Amendment to Amended and Restated By-Laws of Quality Distribution, Inc.

99.1	Press Release of Quality Distribution, Inc. dated August 15, 2013